UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2005

infoUSA Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On July 18, 2005, infoUSA Inc. (the “Company”) issued a press release providing results of operations for the second quarter and first half of fiscal year 2005 ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

     The Company hosted its second quarter conference call on July 19, 2005. A replay of the call is available through midnight Eastern Time, July 26, 2005. The replay number is 888/286-8010, passcode #13307222. A webcast of the conference call is available at the Company’s Investor Relations web site, http://ir.infousa.com.

     The attached press release includes certain financial information that has been determined by methods other than in accordance with GAAP. These non-GAAP financial measures are “EBITDA,” “capital expenditures” and “free cash flow.” Such measures are not measures of financial performance or liquidity under GAAP and should not be considered as alternatives to the comparable GAAP measures for the applicable period. The Company has presented reconciling information for each of the above non-GAAP financial measures in the press release. The Company uses these non-GAAP financial measures in its analysis of the Company’s performance.

•	“EBITDA” is defined as net income before interest expense, income taxes, depreciation and amortization of operating assets, and amortization of intangible assets. The Company’s management utilizes this measure as a key financial measure in the analysis of its financial performance, as it does with similar GAAP financial measures including operating income and cash flows from operations. The Company’s Credit Facility provides for financial covenants that are based on EBITDA, as adjusted. Additionally, the Company has historically had a significant amount of recorded goodwill and purchased intangibles resulting from the acquisition of other companies, and the amount of non-cash amortization expense associated with these acquisitions has varied significantly between reporting periods. The Company’s calculation of EBITDA is defined by footnote in the accompanying financial data table.

•	“Free cash flow” is defined as cash flow from operations minus capital expenditures. “Capital expenditures” consists of the sum of purchases of property and equipment and capitalized software and database development costs as reported on the Company’s consolidated cash flows statement. The Company’s management utilizes these measures as a key financial measure in the analysis of its financial performance, as it does with similar GAAP financial measures including operating income and cash flows from operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit 99.1	Press Release dated July 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA, Inc. (Registrant)
Date: July 19, 2005	By:	/s/ RAJ DAS
Raj Das,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 18, 2005